UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2022, the Board of Directors (the “Board”) of Wrap Technologies, Inc. (the “Company”) approved a one-time grant of 50,000 Restricted Stock Units (“RSUs”) to each of Messrs. James A. Barnes, the Company’s Chief Financial Officer, and Glenn Hickman, the Company’s Chief Operating Officer, which RSUs will vest one-third on March 2, 2023 and the remaining two thirds in four equal installments every six months over the two-year period thereafter. The RSUs were granted pursuant to the Wrap Technologies, Inc. 2017 Equity Compensation Plan.

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On March 2, 2022, the Board approved and adopted the Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to clarify and update certain corporate procedures and make various technical and conforming changes. The Bylaws were effective immediately and include, among other things, the following changes (the “Bylaws Amendments”):

●	including advance notice requirements for director nominations and shareholder proposals;

●	providing for a chairman of a shareholder meeting and specifying the powers of the chairman over the conduct of such meetings;

●	providing the Board with explicit authority to, among other things, (i) designate committees of the Board and (ii) authorize or appoint members of each committee;

●	providing that the federal district court of Delaware is the sole and exclusive forum for the resolution of any complaint arising under the Securities Act of 1933, as amended;

●	increasing the threshold for shareholders to call a special meeting from a majority vote to a supermajority (66.67%) vote of outstanding shares entitled to vote at the meeting; and

●	increasing the threshold for shareholders to amend the Bylaws from a majority vote to a supermajority (66.67%) vote outstanding and entitled to vote thereon.

The complete text of the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Bylaws Amendments herein does not purport to be complete and is qualified in its entirety by Exhibit 3.1.

Shareholders may submit nominations for the Board and other business proposals in accordance with Article II, Section 14 of the Bylaws. To be considered timely for the 2022 annual meeting of shareholders, such nomination or proposal, and all supporting information required by the Bylaws, must be submitted no later than March 24, 2022.

Item 9.01   Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: March 8, 2022	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Wrap Technologies, Inc., effective March 2, 2022